United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2020

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 8, 2020, Rivulet Media, Inc., a Delaware corporation (“Rivulet Media” or “Parent”) (formerly called Bio-Matrix Scientific Group, Inc.), Rivulet Films, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Rivulet Films” or “Merger Sub”), and Rivulet Films LLC, an Arizona limited liability company (the “Target”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Target merged with and into Merger Sub (the “Merger”) and the separate existence of Target ceased. Merger Sub continued as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger was consummated on April 13, 2020.

Upon the closing of the Merger, all equity interests of the Target (“Target Equity”) converted into an aggregate of 79,155,765 (as adjusted) shares of common stock of Rivulet Media, $0.0001 par value per share, distributed pro rata to the equity holders of the Target. Each share of common stock of Merger Sub effectively remained one share of common stock of the Surviving Corporation. As a result of the Merger, Parent obtained indirect control of the assets of the Target.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Rivulet Media for the period February 11, 2020 (date of inception) through March 31, 2020, are included herein as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The transaction described herein was not considered a business combination but rather a reverse recapitalization. Rivulet Films, the accounting acquiror, was organized on February 11, 2020, and the most recent interim financial statements of Rivulet Media, the accounting acquiree, prior to the closing of the transaction, are as of and for the six months ended January 31, 2020. As Rivulet Films was organized subsequent to, and did not exist at, January 31, 2020, no pro forma financial information is being provided herein, as the Rivulet Films formation date is subsequent to the date of the most recent interim financial statements of Rivulet Media.

(d)	Exhibits.

2.1	Agreement and Plan of Merger by and among Bio-Matrix Scientific Group, Inc., Rivulet Films LLC, and Rivulet Films, Inc., dated April 8, 2020, incorporated by reference to Exhibit 2.1 of the Form 8-K filed on April 13, 2020.

99.1	Audited consolidated financial statements of Rivulet Media for period February 11, 2020 (date of inception) through March 31, 2020.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2020

Rivulet Media, Inc., a Delaware corporation

By:	/s/ Mike Witherill
Mike Witherill, President

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